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                                                                  EXHIBIT 10.46

FIRST AMENDMENT TO LICENSE AGREEMENT

between

Robert Bosch GmbH
P. O. Box 10 60 50
70049 Stuttgart
Federal Republic of Germany
- hereinafter called "Licensor" -

and

Plasma-Therm, Inc.
10050 16th St. North
St. Petersburg, FL 33716
United States of America
- hereinafter called "Licensee" -


WHEREAS, Licensee wishes to amend the original License Agreement between Licensor and Licensee effective June 16, 1996, and

WHEREAS Licensor agrees to this request;

NOW, it is hereby agreed that Section 9, SECRECY/COPYRIGHT, shall be amended as follows:

"9.2a Notwithstanding 9.1 and 9.2 Licensee shall ensure that its customers keep confidential all data, experiences, findings, etc., entrusted to such customers at least four years from the effective date of the Licensee's Confidential Non-Disclosure Agreement with its customer."


Stuttgart, A2.8. 1997                    St. Petersburg,

ROBERT BOSCH GMBH                        PLASMA-THERM, INC.

/s/  HAECKER AND HOLFELDER               /s/  RONALD S. DEFERRARI
-------------------------------         ----------------------------------
     Haecker and Holfelder                    Ronald S. Deferrari, President